SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. _______)

Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary  Proxy  Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive  Proxy  Statement
[_]  Definitive  Additional  Materials
[_]  Soliciting  Material  Pursuant  to  Sec.  240.14a-12.

                            AMERICAN CONSUMERS, INC.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     -----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     -----------------------------------------------------------------------

     (5)  Total fee paid:

     -----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:  _____________________________

     (2)  Form, Schedule or Registration Statement No.:  _________

     (3)  Filing  Party:  ________________________________________

     (4)  Date  Filed:  __________________________________________

                            AMERICAN CONSUMERS, INC.
                                  P.O. BOX 2328
                         FORT OGLETHORPE, GEORGIA 30742


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 2003




TO THE SHAREHOLDERS OF
AMERICAN CONSUMERS, INC.:

     The Annual Meeting of the Shareholders of American Consumers, Inc. ("ACI" or the "Company"), will be held on Thursday, September 25, 2003, at 3:00 p.m. (E.D.T.) at ACI's General Office, 55 Hannah Way, Rossville, Georgia, for the following purposes:

     1) To receive reports of officers pertaining to the operations of the Company during the fiscal year ended May 31, 2003;

     2)   To  elect  a  Board  of Directors consisting of seven (7) members; and

     3) To consider and act upon any other business that may properly come before the meeting.

     Only holders of record of ACI's Common Stock, $.10 par value, at the close of business on August 20, 2003 are entitled to notice of and to vote at the meeting or any adjournment thereof.


                                                        AMERICAN CONSUMERS, INC.



                                                        Michael A. Richardson
                                                        Chairman



Dated:  August 26, 2003

     PLEASE READ THE ATTACHED MATERIAL CAREFULLY, THEN COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK WILL BE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON, SHOULD YOU SO DESIRE.

                            AMERICAN CONSUMERS, INC.
                                  P.O. BOX 2328
                         FORT OGLETHORPE, GEORGIA 30742

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 2003

INFORMATION ABOUT PROXY

     The enclosed proxy is solicited by American Consumers, Inc. ("ACI" or the "Company"), for use at the Annual Meeting of Shareholders to be held at ACI's General Office, 55 Hannah Way, Rossville, Georgia, on Thursday, September 25, 2003 and at any adjournment or adjournments thereof (the "Annual Meeting"). The proxy agents named in the enclosed proxy have been selected by the Board of Directors. The expense of solicitation of proxies will be borne by ACI. The proxy and this proxy statement are being mailed to shareholders on or about August 26, 2003.

     Shares represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated in the proxies unless such proxies have previously been revoked. If no instructions are indicated, such shares will be voted (i) for the election of the Board of Directors' seven (7) nominees for director as set forth in this proxy statement and (ii) in the best judgment of the proxy agents, for such other matters as properly come before the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked at any time by the shareholder giving it, insofar as it has not been exercised, by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by submission of a later-dated, properly executed proxy, or by revoking the proxy in person and voting at the Annual Meeting. Any shareholder who attends the Annual Meeting may personally announce his intention to vote the shares standing in his name as record holder and vote such shares, and for purposes of such vote, suspend any proxy (other than an irrevocable proxy) theretofore given by him. Any written notice revoking a proxy should be sent to American Consumers, Inc., P.O. Box 2328, Fort Oglethorpe, Georgia 30742,
Attention: Reba S. Southern, Secretary.

PROPOSALS OF SECURITY HOLDERS FOR 2003 ANNUAL MEETING

     In accordance with current rules of the Securities and Exchange Commission, any shareholder wishing to submit a proposal for inclusion in the Company's Proxy Materials must submit the proposal to ACI at its General Office, 55 Hannah Way, Rossville, Georgia 30741, at least one hundred twenty (120) days in advance of the date corresponding with the date of the prior year's proxy statement. To submit proposals for inclusion in the Company's Proxy Materials for the Annual Meeting of Shareholders in 2004, shareholder proposals must be received by the Company not later than April 26, 2004. A shareholder who intends to present a proposal at the Annual Meeting of Shareholders in 2004, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide the Company with notice of such intention by at least July 13, 2004, or the designated proxy holders will have discretionary voting authority at the 2004 Annual Meeting with respect to any such proposal without the matter having been discussed in the Company's proxy materials.

RECORD DATE, VOTE REQUIRED AND RELATED MATTERS

     Holders of record of ACI's Common Stock, $.10 par value (the "Common Stock"), at the close of business on August 20, 2003, will be entitled to notice of and to vote at the Annual Meeting. The number of shares of outstanding Common Stock entitled to vote as of August 20, 2003, was 815,749 shares having one vote each on all matters properly brought before the meeting, exercisable in person or by properly executed proxy. Cumulative voting is not permitted.

     A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum. If a quorum is present, the affirmative vote of a plurality of the shares represented at the meeting and entitled to vote shall be the vote necessary to elect a director. Shares represented by proxies that reflect abstentions or represent "broker non-votes" (indications by brokers that they do not have discretionary authority to vote on a particular matter with respect to such shares) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors at the Annual Meeting, assuming the presence of a quorum.

PRINCIPAL  SHAREHOLDERS

     The following table sets forth certain information as to each person known to ACI to be the beneficial owner of more than five percent (5%) of its outstanding Common Stock and the amount and nature of such beneficial ownership by all directors and officers of ACI as a group, as of August 20, 2003.

                                             Amount and Nature   Percent
                    Name and Address of        of Beneficial        of
Title of Class        Beneficial Owner       Ownership (1) (2)    Class
---------------  --------------------------  ------------------  --------
Common Stock     ZBR, Inc. (2)                  484,000            59.33%
$.10 par value   P.O. Box 2328
                 Fort Oglethorpe, GA 30742

Common Stock     Michael A. Richardson (3)      488,455 (4) (5)    59.88%
$.10 par value   P.O. Box 1230
                 LaFayette, GA 30728

Common Stock     Diana K. Richardson (3)        488,675 (4) (5)    59.91%
$.10 par value   P.O. Box 1230
                 LaFayette, GA 30728

Common Stock     All Directors & Officers       496,157            60.82%
$.10 par value   as a group (9 persons)
                 Fort Oglethorpe, GA 30742

(1) A person is deemed to be the "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security, or if, under certain circumstances, a person has the right to acquire either voting power or investment power over such security through the exercise of an option or other contractual right. More than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no personal economic interest or which he may not vote. Except as otherwise noted, all shares included in the table are owned by the persons specified with sole voting and sole investment power.

(2) ZBR is a closely held corporation of which Michael A. Richardson and Diana K. Richardson are officers and directors. ZBR owns 484,000 shares of Common Stock. Paul R. Cook, Executive Vice President and Treasurer of the Company, holds a 15% equity interest in ZBR but does not possess any voting or investment power with respect to shares of the Company's Common Stock held by ZBR.

(3) Diana K. Richardson is the wife of Michael A. Richardson. Thomas L. Richardson, a director of ACI, is the uncle of Michael A. Richardson.

(4) This includes 484,000 shares owned by ZBR as to which (s)he exercises shared voting and investment power. See note (2).

(5) This includes 4,455 shares jointly owned by Michael A. Richardson and Diana K. Richardson as to which they exercise shared voting and investment power.

ELECTION OF DIRECTORS

     Under ACI's By-Laws, not less than three (3) nor more than twenty-five (25) directors may be elected at the Annual Meeting. The Company's Board of Directors recommends that the number of directors which shall constitute the Board of Directors be fixed at seven (7) for the ensuing fiscal year and that the seven (7) nominees listed below be elected to serve for a term of one year or until their successors have been duly elected and qualified. If any of the nominees should become unavailable, the discretionary authority provided in the proxy will be exercised to vote for a substitute. The Board of Directors has no reason to believe that any of the nominees will become unavailable to serve. In any event, the enclosed proxy cannot be voted for a greater number of persons than the number of directors set by the shareholders.

INFORMATION ABOUT NOMINEES FOR DIRECTOR

The information set forth below, in regard to the principal occupation or employment of each nominee during the past five (5) years and in regard to the beneficial ownership of securities of each nominee, has been furnished to the Company by the respective nominee.

                                                                                 SHARES BENEFICIALLY
                                        PRINCIPAL OCCUPATION OR        DIRECTOR      OWNED AS OF
NAME AND POSITION WITH ACI   AGE              EMPLOYMENT                SINCE     AUGUST 20,2003(1)    PERCENT OF CLASS
========================================================================================================================
Michael A. Richardson (3)     57  Chairman of ACI since                    1973      488,455(2)(4)(5)             59.88%
Chairman of the Board             April, 1991;
President                         President of ACI since
Chief Executive Officer           January, 1987.
Executive Committee

Paul R. Cook                  53  Executive Vice President/                1991                1,375                  *
Executive Vice President          Treasurer since April 1991.
Treasurer                         Director of Capital Bank,
Executive Committee               Fort Oglethorpe, GA
                                  Since May 1993.

Virgil E. Bishop              64  Vice President of ACI                    1987                  490                  *
Vice President                    Since 1969.
Executive Committee

Danny R. Skates               50  Vice President of Jackson                2001                 None                  *
Audit Committee                   Chevrolet-Oldsmobile
Compensation Committee            Since December 1989.

Thomas L. Richardson (3)      73  Chairman and Former CEO of               1970                5,837                  *
Audit Committee                   Learning Labs, Inc. (distributor of
Compensation Committee            educational equipment) since
                                  1967 (Retired).

Jerome P. Sims, Sr.           78  Physician                                1968                 None                  *
Audit Committe
Compensation Committee

Andrew V. Douglas             74  Retired since 1995; Retail               1998                 None                  *
Audit Committee                   Counselor for Fleming
Compensation Committee            Companies, Inc. prior to 1995.

========================================================================================================================
Footnote references are explained in the "Principal Shareholders" section.
*Less than 1% of total common shares outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and regulations of the Securities and Exchange Commission ("SEC") thereunder require the Company's executive officers and directors and persons who own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and periodic transaction reports covering any changes in ownership with the SEC. Executive officers, directors, and persons owning more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with all such reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the Company believes that, during fiscal year 2003, all filing requirements applicable to its executive officers, directors, and owners of more than 10% of the Company's Common Stock were satisfied.

DIRECTORS' FEES AND ATTENDANCE

     The Board held four meetings in the fiscal year ended May 31, 2003. ACI has an Audit Committee which assists the Board of Directors in providing oversight with respect to the Company's financial statements and the financial reporting process. The Audit Committee selects, reviews and evaluates the independent auditors to be employed by the Company. The Audit Committee also approves the services to be rendered to the Company by its independent auditors. The Audit Committee also may, but is not required to, undertake investigations of any matter of a financial nature and make recommendations to the Board of Directors with respect thereto. Present members of the Audit Committee are Danny R. Skates, Thomas L. Richardson, Andrew V. Douglas and Jerome P. Sims. This committee met once in the fiscal year ended May 31, 2003.

     The Board of Directors has appointed a Compensation Committee for the current fiscal year. The Compensation Committee will review the compensation of the Company's executive officers annually and may recommend changes in such compensation to the Board for approval. Present members of the Compensation Committee are Danny R. Skates, Thomas L. Richardson, Andrew V. Douglas and Jerome P. Sims. The Compensation Committee met once during the fiscal year ended May 31, 2003. Each Board Member attended more than 75 % of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of any committee on which he served.

     The Board of Directors does not have a nominating committee.

     All of the Company's Directors are compensated for their services as Directors at the rate of $300 per month.

EXECUTIVE  COMPENSATION

                                         SUMMARY COMPENSATION TABLE

                                             Annual  Compensation
                                 --------------------------------------------
                                                            Other
Name of Individual and Capacity                             Annual
in which Such Individual Served  Year  Salary   Bonus (1)   Compensation (2)
-------------------------------  ----  -------  ----------  -----------------
Michael A. Richardson            2003  $88,400  $    1,828  $           2,138
President and                    2002  $87,120         -0-  $           2,292
Chief Executive Officer          2001  $85,860         -0-  $           3,171


(1) The Company has a policy of awarding discretionary cash bonuses to selected officers of the Company based on the results of operations. The amounts of such bonuses are determined by the Board of Directors. Individuals receiving such bonuses do not participate in the determination of the amount, if any, to be awarded.

(2) The amount shown includes the personal use of company vehicles which are provided to certain officers and a 15 % discount on groceries purchased from ACI, provided to all officers, but does not include directors' fees of $300 per month.

     The Company does not provide any compensation to its executive officers pursuant to any long-term incentive plan. No executive officer of the Company received aggregate compensation in excess of $100,000 for the last completed fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The present members of the Compensation Committee are Messrs. Danny R. Skates, Thomas L. Richardson, Andrew V. Douglas and Jerome P. Sims. No member of the Compensation Committee: (i) was an officer or employee of the Company;
(ii) was formerly an officer of the Company; or (iii) had a direct or indirect material interest in any transaction in which the amount involved exceeded $60,000 to which the Company is, or during the last fiscal year was, a party. Thomas L. Richardson, a member of the Compensation Committee, is the uncle of Michael A. Richardson.


                           REPORT OF THE COMPENSATION

                       COMMITTEE OF THE BOARD OF DIRECTORS

                           OF AMERICAN CONSUMERS, INC.

     The Compensation Committee of the Board of Directors, composed of Messrs. Danny R. Skates, Thomas L. Richardson, Andrew V. Douglas and Jerome P. Sims, administers the Company's bonus plan, annually reviews and recommends compensation for all officers of the Company and submits its recommendations to the Board. As part of its process of review, the Committee receives recommendations from the Company's senior management, including Mr. Michael A. Richardson. The Committee has one regular meeting each year immediately preceding the Company's Annual Meeting of Shareholders to consider compensation, and meets on an as needed basis at other times during the year. The following is a report submitted by the Committee addressing the Company's compensation policies applicable to Michael A. Richardson, the Company's Chief Executive Officer, and its most highly compensated executive officers. No executive officer of the Company had aggregate annual salary and bonus in excess of $100,000 for the relevant period. Accordingly, no officer other than Michael A. Richardson is named in the preceding table.

COMPENSATION POLICIES APPLICABLE TO EXECUTIVE OFFICERS DURING FISCAL 2003

     The Company's Compensation Policies have been designed to attract and retain experienced and highly competent individuals and to provide adequate incentives to such individuals to contribute to the success and implementation of the Company's business strategies, while enhancing long-term shareholder value. Accordingly, compensation of the Company's executive officers and Chief Executive Officer consists of a base salary and benefits thought to be competitive within the retail grocery business as well as the opportunity to participate in an annual bonus explicitly related to Company performance. It is believed that the overall levels of compensation and benefits paid and provided to the Company's executive officers, including the Company's Chief Executive Officer, are competitive within the industry. Compensation of each of the Company's senior executives consists of two principal elements:

-     BASE SALARY

     Each executive officer is paid a base salary. The base compensation of Michael A. Richardson was increased from $83,920 to $84,240 for the 1999 fiscal year and remained at that level for fiscal 2000 and 2001. His salary for fiscal 2002 and 2003 was $88,400. The amount presented in the Executive Compensation Summary Compensation Table for fiscal 2003 represents base salary for fifty-two weeks. The base compensation of all executive officers for fiscal 2003 was increased less than 1% from fiscal year 2002 levels.

-     BONUS

     During fiscal 2003, the Company's executive officers were eligible to receive a discretionary cash bonus, pursuant to the Company's Bonus Plan ("Bonus Plan"). Under the Bonus Plan, a cash bonus may be established as a fixed percentage of the Company's pre-tax income for the year then ended. The size of the bonus therefore depends on the percentage established by the Company's Compensation Committee and upon the level of net income before tax achieved by the Company.

     Based upon the bonus percentage established by the Compensation Committee, in the exercise of its discretion, and on the income realized by the Company, bonuses were paid to the Company's executive officers in the aggregate amount of $6,215 for fiscal 2003.

-     CEO COMPENSATION

     As indicated above, compensation of the Company's executive officers is designed to be at a level which is competitive within the industry. The base salary is not directly or explicitly related to Company performance.

     Mr. Richardson's compensation in fiscal 2003 consisted of his base salary plus the opportunity to earn a bonus under the Bonus Plan. As reflected in the Summary Compensation Table presented above, Mr. Richardson received a bonus of $1,828 pursuant to the bonus percentage recommended by the Compensation Committee for fiscal 2003.

THE  COMPENSATION  COMMITTEE

Thomas L. Richardson
Andrew V. Douglas
Jerome P. Sims
Danny R. Skates



REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors is composed of four members, each of whom is an independent, non-employee director. In determining whether the members of the Audit Committee are independent, the Company has used the definition of independence in Rule 4200(a)(14) of the NASD's listing standards. The Board of Directors has not adopted a written charter for the Audit Committee.

     The Committee has reviewed and discussed the audited financial statements of the Company for the year ended May 31, 2003 ("Audited Financial Statements") with management of ACI and with Hazlett, Lewis & Bieter, PLLC, the independent auditing firm for the Company. In addition, we have discussed with Hazlett, Lewis & Bieter, PLLC the matters required by Statement on Auditing Standards No. 61.

     The Committee also has received the written report, disclosure and the letter from Hazlett, Lewis & Bieter, PLLC required by Independence Standards Board Statement No. 1, and we have reviewed, evaluated, and discussed with that firm the written report and its independence from the Company. The Committee also has discussed with management of the Company and its independent accountants such other matters and received such assurances from them as the Committee deemed appropriate.

     Based on the foregoing review and discussions and relying thereon, the Committee has recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report for the year ended May 31, 2003 on Form 10-K, to be filed with the Securities and Exchange Commission.

THE  AUDIT  COMMITTEE

Thomas L. Richardson
Andrew V. Douglas
Jerome P. Sims
Danny R. Skates

COMMON STOCK PERFORMANCE

     As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance with a broad market equity index and with a peer group of companies. The Company's Common Stock is not actively traded, and accordingly, the stock prices assumed for the presentation in the accompanying graph are based on a small number of isolated quotations.



    (Cumulative Total Return Graph appears here; plot points are as follows)


                            1998    1999     2000     2001     2002     2003
American Consumers, Inc.   $ 100  $100.00  $100.00  $ 60.00  $130.00  $159.99

S&P 500(R)                 $ 100  $121.03  $133.71  $119.60  $103.04  $ 94.73

Peer Group                 $ 100  $116.66  $ 92.25  $100.89  $ 90.65  $ 51.67




     The peer group set forth in the graph represents all publicly traded companies appearing in the Value Line Retail Grocery Store industry group, all of which are significantly larger than ACI. The results of individual companies within the peer group have been weighted based on beginning of period market capitalization relative to the overall peer group.



ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended May 31, 2003, including financial statements for the fiscal year and comparable periods, including the notes thereto, accompanies this Proxy Statement.


CERTAIN TRANSACTIONS

     During the fiscal year ended May 31, 2003, the Company repaid $13,000 of the outstanding principal balance on unsecured notes payable to Michael A. and Diana K. Richardson and to Matthew Richardson, son of Michael A. Richardson. The principal balances remaining on such notes as of the end of the 2003 fiscal year, following such additional borrowing and repayment, are $22,631 and $32,216, respectively, and the interest rate on the borrowing at any given time is set at .25% less than the then-current base rate charged the Company by its principal lender.

INDEPENDENT AUDITORS AND ACCOUNTING FEES

     Upon recommendation of the Audit Committee (composed at such time of Messrs. Sims, Douglas and Thomas L. Richardson), the Board of Directors has selected the firm of Hazlett, Lewis & Bieter, PLLC as independent certified public accountants to examine and report upon the financial statements of the Company for the fiscal year ending in 2004. Such selection is subject to the negotiation of a reasonable fee for services to be rendered by the firm. A representative of Hazlett, Lewis & Bieter, PLLC is expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

     The aggregate fees billed for professional services rendered to the Company by its independent accountants, Hazlett, Lewis & Bieter, PLLC, during fiscal 2003 were as follows:

     Fees for Audit of Fiscal 2003 Financial Statements               $ 28,255
       and for Reviews of Quarterly Financial Statements

     Fees for Information Systems Design and Implementation Services       N/A

     Fees for All Other Non-Audit Services                            $  2,550

The Audit Committee has approved those non-audit services rendered to the Company from time to time by its principal accountant and has determined that the provision of such services is compatible with maintaining such principal accountant's independence.


OTHER MATTERS

     Reports of officers will be received by the Company's shareholders at the Annual Meeting; such receipt will not constitute approval of the matters referred to in such reports.

     Management knows of no matters to be presented for action at the Annual Meeting other than fixing the number of directors at seven (7) and the election of directors for the ensuing fiscal year. If other matters should come before the meeting, the enclosed proxy confers upon the persons named therein discretionary authority to vote such proxies in respect to any such other matters in accordance with their best judgment.




Dated: August 26, 2003




STOCKHOLDERS OF RECORD ON AUGUST 20, 2003 MAY OBTAIN COPIES OF ACI'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO AMERICAN CONSUMERS, INC., ATT'N: CORPORATE SECRETARY, P.O. BOX. 2328, FORT OGLETHORPE, GEORGIA, 30742.

                            AMERICAN CONSUMERS, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 25, 2003

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


Michael A. Richardson and Paul R. Cook, and each of them, with full power to act alone in the absence of the other, are hereby authorized to vote the shares of the undersigned in American Consumers, Inc. ("ACI" or the "Company") at its Annual Meeting of Shareholders to be held Thursday, September 25, 2003, or at any adjournment or adjournments thereof (the "Annual Meeting"), upon the matters set forth below in the manner indicated and at the discretion of the persons named above on any other matter or matters which may properly come before the Annual Meeting and require the vote of shareholders:

     1.   ELECTION  OF  DIRECTORS

          WITH ( ) WITHOUT ( ) authority to fix the number of directors for the ensuing fiscal year at seven (7) and to vote for the election of the entire group of persons nominated for election to the Board of Directors (except as indicated below), consisting of Danny R. Skates; Michael A. Richardson; Thomas L. Richardson; Paul R. Cook; Jerome P. Sims, Sr.; Andrew V. Douglas; and Virgil E. Bishop, or for such substitute nominee or nominees named by the Board of Directors at the Annual Meeting if any of the foregoing nominees is unable to serve or will not serve.

(You may withhold authority to vote for any nominee listed above by entering his name in the space below.)

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If this proxy is executed and returned, it will be voted in accordance with your instructions indicated above unless revoked. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED AFFIRMATIVELY FOR EACH OF THE LISTED NOMINEES.

The proxy may be revoked by you at any time before it is voted, and will in no way interfere with your right to vote in person if you attend the meeting.

IF ANY OF THE FOREGOING NAMED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IS UNABLE TO SERVE OR WILL NOT SERVE, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE AT THE ANNUAL MEETING FOR SUBSTITUTE NOMINEES SELECTED BY THE BOARD OF DIRECTORS.

This proxy should be dated, signed by the shareholder, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.
                                   DATED                                 ,  2003
                                         --------------------------------

                                   ---------------------------------------------


                                   ---------------------------------------------
                                   Signature  of  Shareholder


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